Exhibit 99.1

OUTSTANDING 3.25% NOTES

LETTER OF TRANSMITTAL

HUTCHINSON TECHNOLOGY INCORPORATED

Offer to Exchange and Offer to Purchase for Cash

Relating to its

Outstanding 3.25% Convertible Subordinated Notes due 2026

(CUSIP No. 448407AF3)

Pursuant to the Preliminary Prospectus and Offer to Purchase dated March 12, 2012

(as it may be supplemented from time to time, the “Prospectus”)

THIS EXCHANGE OFFER AND TENDER OFFER WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON MARCH 19, 2012, WHICH IS REFERRED TO AS THE “EXPIRATION DATE,” UNLESS EARLIER TERMINATED OR EXTENDED BY HUTCHINSON TECHNOLOGY INCORPORATED. TENDERS OF OUTSTANDING 3.25% NOTES MAY BE WITHDRAWN AT ANY TIME BEFORE 9:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. OUTSTANDING 3.25% NOTES THAT ARE NOT TENDERED OR THAT ARE WITHDRAWN BEFORE THE EXPIRATION DATE WILL REMAIN OUTSTANDING.

The exchange agent and information agent for the

tender/exchange offer is:

D.F. King & Co., Inc.

By facsimile

(for eligible institutions only):

(212) 809-8838

Attn: Elton Bagley

Confirmation:

(212) 493-6996

By Mail:	By Overnight Courier:	By Hand:
48 Wall Street, 22nd Floor	48 Wall Street, 22nd Floor	48 Wall Street, 22nd Floor
New York, NY 10005	New York, NY 10005	New York, NY 10005

Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Prospectus.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges that it has received the Prospectus and this accompanying Outstanding 3.25% Notes Letter of Transmittal (as it may be supplemented or amended from time to time, the “Letter of Transmittal”), of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), which together, upon the terms and subject to the conditions described therein, constitute the Company’s offer to exchange or purchase, at the election of each holder, the Company’s outstanding 3.25% Convertible Subordinated Notes due 2026 (the “Outstanding 3.25% Notes”) held by holders for: (a) a new series of the Company’s 8.50% Senior Secured Notes due 2017 (the “New Notes”), in an amount equal to $900 principal amount of New Notes for each $1,000 principal amount of Outstanding 3.25% Notes exchanged (the “Exchange Offer”); (b) cash, in an amount equal to $800 for each $1,000 principal amount of Outstanding 3.25% Notes tendered (the “Outstanding 3.25% Notes Tender Offer”); or (c) a combination of the Exchange Offer and the Outstanding 3.25% Notes Tender Offer, subject to the Outstanding 3.25% Notes Tender Limit of $49,250,000 with respect to (b) and (c) above (collectively, the “Outstanding 3.25% Notes Tender/Exchange Offer”). There is currently $76,243,000 aggregate principal amount of Outstanding 3.25% Notes outstanding.

For each $1,000 principal amount of Outstanding 3.25% Notes that are tendered and accepted in the Exchange Offer, the holder will receive New Notes in an amount equal to $900 principal amount of New Notes. The New Notes will be issued in minimum principal denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Company will make the following adjustments so as not to issue New Notes in a principal amount other than in a minimum denomination of $2,000 or integral multiples of $1,000: the aggregate principal amount of New Notes to be issued to any holder pursuant to the Exchange Offer after application of the exchange ratio of 0.9 or 90% to the amount of Outstanding 3.25% Notes accepted for exchange will be rounded down to the nearest integral multiple of $1,000, and any remainder will be paid in cash.

If the aggregate principal amount of Outstanding 3.25% Notes tendered for purchase exceeds $49,250,000, the Company will accept the Outstanding 3.25% Notes tendered for purchase on a pro rata basis. Unless withdrawn as described in the Prospectus, any Outstanding 3.25% Notes tendered that are not accepted for purchase due to proration will be returned or credited promptly to the tendering holder’s account. After application of the pro rata calculation, the Company will round the principal amount of the Outstanding 3.25% Notes to be accepted for purchase down to the nearest $1,000 principal amount.

HOLDERS OF OUTSTANDING 3.25% NOTES, BY CAUSING THEIR OUTSTANDING 3.25% NOTES TO BE TENDERED ON THEIR BEHALF THROUGH THE DEPOSITORY TRUST COMPANY’S (“DTC”) AUTOMATED TENDER OFFER PROGRAM (“ATOP”), THEREBY AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE OUTSTANDING 3.25% NOTES TENDER/EXCHANGE OFFER AS DESCRIBED IN THE PROSPECTUS AND AS SET FORTH IN THIS LETTER OF TRANSMITTAL.

Only owners of Outstanding 3.25% Notes validly tendered for exchange or purchase at or prior to the Expiration Date and not validly withdrawn will be eligible to receive the applicable consideration. See “The Tender/Exchange Offers — Procedures for Tender” in the Prospectus. The Outstanding 3.25% Notes Tender/Exchange Offer may be extended, amended or terminated as described in the Prospectus under “The Tender/Exchange Offers — Expiration Date; Extensions; Amendments.”

No alternative, conditional or contingent tender of Outstanding 3.25% Notes will be accepted. The undersigned waives all rights to receive notice of acceptance of a holder’s Outstanding 3.25% Notes.

Holders tendering their Outstanding 3.25% Notes by book-entry transfer to the exchange agent’s account at DTC can execute a tender through ATOP by electronically transmitting their acceptance to DTC through ATOP, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message to the exchange agent. Delivery of the agent’s message by DTC will satisfy the terms of the Outstanding 3.25% Notes Tender/Exchange Offer as to execution and delivery of this Letter of Transmittal by the participant identified in the agent’s message. Accordingly, this Letter of Transmittal need not be completed by a holder of Outstanding 3.25% Notes tendering through ATOP. The agent’s message must be received by the exchange agent at or prior to the Expiration Date for the tendering holders of Outstanding 3.25% Notes to be eligible to receive the applicable consideration for their Outstanding 3.25% Notes. An “agent’s message” means a message, transmitted by DTC to, and received by, the exchange agent, and forming a part of the book-entry confirmation, that states that DTC has received an express acknowledgement from the tendering participant stating that the participant has received and agrees to be bound by the terms and conditions described in the Prospectus and set forth in this Letter of Transmittal, and that the Company may enforce this Letter of Transmittal against the tendering holder.

Alternatively, this Letter of Transmittal may be completed, executed and delivered by a holder of the Outstanding 3.25% Notes if: (i) a tender of Outstanding 3.25% Notes are to be made by book-entry transfer to the account maintained by the exchange agent at DTC pursuant to the procedures set forth in the Prospectus under “The Tender/Exchange Offers — Procedures for Tender,” and (ii) an agent’s message is not delivered through ATOP.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

Holders who choose not to execute a tender through ATOP should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Outstanding 3.25% Notes Tender/Exchange Offer:

TENDER OF OUTSTANDING 3.25% NOTES FOR PURCHASE OR EXCHANGE

☐	CHECK HERE IF OUTSTANDING 3.25% NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OUTSTANDING 3.25% NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering DTC Participant

DTC Participant’s Account Number in Which Outstanding 3.25% Notes are Held

Date Tendered

VOI #

The undersigned authorizes the exchange agent to deliver this Letter of Transmittal to the Company as evidence of the undersigned’s tender of Outstanding 3.25% Notes.

DESCRIPTION OF OUTSTANDING 3.25% NOTES TENDERED

The undersigned must complete the form below with respect to the Outstanding 3.25% Notes that are to be tendered pursuant to this Letter of Transmittal. Indicate in the appropriate column(s) the principal amount(s) tendered pursuant to the Exchange Offer, the Outstanding 3.25% Notes Tender Offer or a combination of the Exchange Offer and the Outstanding 3.25% Notes Tender Offer.

DESCRIPTION OF OUTSTANDING 3.25% NOTES TENDERED 3.25% Convertible Subordinated Notes due 2026 (CUSIP No. 448407AF3)
Name of DTC Participant and Participant’s DTC Account Number in which Outstanding 3.25% Notes Are Held	Principal Amount Tendered pursuant to the Exchange Offer	Principal Amount Tendered pursuant to the Outstanding 3.25% Notes Tender Offer

Total Principal Amount Tendered:

If the space provided in the above form is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter of Transmittal.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions described in the Prospectus and set forth in this Letter of Transmittal, the undersigned hereby tenders to the Company the Outstanding 3.25% Notes indicated above. Subject to, and effective on the applicable Settlement Date and after the Company’s acceptance of the Outstanding 3.25% Notes tendered herewith, the undersigned hereby assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Outstanding 3.25% Notes tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as an agent of the Company) with respect to the Outstanding 3.25% Notes, with full power of substitution and resubstitution, on behalf of the undersigned (this power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of the Outstanding 3.25% Notes on the account books maintained by DTC, together, in each case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present the Outstanding 3.25% Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Outstanding 3.25% Notes, all in accordance with the terms of the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding 3.25% Notes tendered hereby, and that, on the applicable Settlement Date and after the Outstanding 3.25% Notes are accepted for exchange or purchase by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and not be subject to any adverse claim or proxy. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or the Company to be necessary or desirable to complete the assignment and transfer of the Outstanding 3.25% Notes tendered hereby. The undersigned agrees to all of the terms and conditions described in the Prospectus. Book-entry delivery of the Outstanding 3.25% Notes shall be effected, and risk of loss to such Outstanding 3.25% Notes shall pass, only upon proper delivery thereof to the exchange agent’s account at DTC.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Outstanding 3.25% Notes properly tendered may be withdrawn (1) at any time before the Expiration Date of the Outstanding 3.25% Notes Tender/Exchange Offer and (2) after the expiration of 40 business days from the commencement of the Outstanding 3.25% Notes Tender/Exchange Offer if the Company has not accepted the Outstanding 3.25% Notes for purchase or exchange as of that date.

The Outstanding 3.25% Notes Tender/Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in “The Tender/Exchange Offers — Conditions to the Tender/Exchange Offers” in the Prospectus. The undersigned recognizes that as a result of the failure of any of these conditions to be satisfied or waived, the Company may not be required to accept the Outstanding 3.25% Notes properly tendered hereby. In such event, the tendered Outstanding 3.25% Notes will be promptly credited to an account maintained with DTC.

The New Notes issued pursuant to the Exchange Offer will be issued only in fully registered book-entry form except under the limited circumstances described in the Prospectus under “Description of the New Notes — Global Notes; Book Entry; Form.” Unless otherwise indicated under “Special Issuance or Payment Instructions,”

in the case of a book-entry delivery of the Outstanding 3.25% Notes, the account of the undersigned maintained at DTC will be credited with any Outstanding 3.25% Notes not tendered or not accepted for purchase or exchange. The undersigned recognizes that the Company does not have any obligation pursuant to the “Special Issuance or Payment Instructions” to transfer any Outstanding 3.25% Notes from the name of the holder thereof if, in accordance with and pursuant to the terms of the Exchange Offer or the Outstanding 3.25% Notes Tender Offer, as applicable, the Company does not accept for purchase or exchange any of the Outstanding 3.25% Notes so tendered.

THE UNDERSIGNED, BY COMPLETING THE FORM ENTITLED “DESCRIPTION OF OUTSTANDING 3.25% NOTES TENDERED” AND SIGNING AND DELIVERING THIS LETTER, WILL HAVE TENDERED THE OUTSTANDING 3.25% NOTES AS SET FORTH IN SUCH FORM.

REGISTERED HOLDERS OF OUTSTANDING 3.25% NOTES SIGN HERE

(In addition, complete the enclosed IRS Form W-9 or appropriate IRS Form W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing as the owner of the Outstanding 3.25% Notes. See Instruction 4. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Telephone Number:	Telephone Number:

Date:	Date:

Taxpayer Identification or Social Security Number:	Taxpayer Identification or Social Security Number:

SIGNATURE GUARANTEE

(If required, see Instruction 4)

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature	Date:

Name of Eligible Institution Guaranteeing Signature:	Address:

Capacity (full title):

Telephone Number:

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY if the cash consideration payable pursuant to the Outstanding 3.25% Notes Tender Offer or any accrued interest is to be made payable, or any Outstanding 3.25% Notes that are not accepted are to be issued, to the DTC account of someone other than the undersigned.

☐	Credit the cash consideration payable pursuant to the Outstanding 3.25% Notes Tender Offer to:

Account Number:
Name of Account Party:
Taxpayer Identification or Social Security Number:

☐	Credit any accrued interest to:

Account Number:
Name of Account Party:
Taxpayer Identification or Social Security Number:

☐	Issue any Outstanding 3.25% Notes that are not accepted to:

Account Number:
Name of Account Party:
Taxpayer Identification or Social Security Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions

of the Outstanding 3.25% Notes Tender/Exchange Offer

1. Holders Eligible to Tender. Only registered holders, whose name appears on a security position listing them as the record owner of the Outstanding 3.25% Notes, are entitled to tender their Outstanding 3.25% Notes in the Outstanding 3.25% Notes Tender/Exchange Offer. Since the Outstanding 3.25% Notes are outstanding in the form of a global note registered in the name of DTC, any beneficial holder who wishes to tender their Outstanding 3.25% Notes should promptly instruct the DTC participant that is the registered holder to tender on such beneficial holder’s behalf.

2. Delivery of this Letter of Transmittal for Book-Entry Confirmations Not Made Through ATOP. All confirmations of any book-entry transfers delivered to the exchange agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) and an appropriate agent’s message, must be received by the exchange agent at its address or facsimile number set forth herein on or prior to 9:00 a.m., New York City time, on the Expiration Date. Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

The method of delivery of this Letter of Transmittal is at the election and risk of the holder. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date to permit delivery to the exchange agent prior to such date. The delivery will be deemed made only when actually received by the exchange agent. Delivery of the documents to the Company, DTC, the trustee, the information agent or the dealer manager does not constitute delivery to the exchange agent.

The Company also reserves the right, subject to certain of its contractual agreements and to applicable law, to: (1) extend the Outstanding 3.25% Notes Tender/Exchange Offer; (2) terminate the Outstanding 3.25% Notes Tender/Exchange Offer upon failure to satisfy any of the conditions described in the Prospectus; or (3) amend the Outstanding 3.25% Notes Tender/Exchange Offer, in each case by giving oral (promptly confirmed in writing) or written notice of the extension, termination or amendment to the exchange agent. Any extension, termination or amendment will be followed promptly by a public announcement thereof which, in the case of an extension, will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

There are no guaranteed delivery procedures provided for by the Company in conjunction with the Outstanding 3.25% Notes Tender/Exchange Offer under the terms of the Prospectus or any other related materials.

3. Certificated Outstanding 3.25% Notes. The Company believes that all of the Outstanding 3.25% Notes are currently held in book-entry form only at DTC. Outstanding 3.25% Notes cannot be physically tendered. Holders that hold Outstanding 3.25% Notes in physical, certificated form, who desire to tender their Outstanding 3.25% Notes, must first deposit those Outstanding 3.25% Notes into DTC in order to participate in the Outstanding 3.25% Notes Tender/Exchange Offer. Holders that require assistance in doing so should contact the information agent, whose address and telephone numbers are located on the back page of this Letter of Transmittal.

4. Signatures on this Letter of Transmittal; Guarantee of Signatures. If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, those persons should so indicate when signing, and proper evidence satisfactory to the Company of that authority so to act must be submitted, unless waived by the Company.

Signatures on this Letter of Transmittal need not be guaranteed if the Outstanding 3.25% Notes tendered hereby are tendered: (a) by any participant in DTC’s system whose name appears on a security position listing as the record owner of the Outstanding 3.25% Notes thereof, unless the holder has completed the box entitled “Special Issuance or Payment Instructions” above; or (b) for the account of a firm that is a participant in DTC’s system and a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trading company having an office or correspondent in the United States or certain other eligible guarantors (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

5. Special Issuance or Payment Instructions. Tendering holders should indicate, in the applicable box, the account at DTC in which the cash consideration payable pursuant to the Outstanding 3.25% Notes Tender Offer, accrued interest, and Outstanding 3.25% Notes for principal amounts not tendered or not accepted for exchange or purchase are to be issued and deposited, if different from the account of the person signing this Letter of Transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the consideration (and any Outstanding 3.25% Notes not tendered or not accepted) will be issued in the name of the acting holder of the Outstanding 3.25% Notes and deposited at the holder’s account at DTC, as applicable.

6. Withdrawal of Tenders. Tendering holders may withdraw their tender of Outstanding 3.25% Notes: (1) at any time before the Expiration Date of the Outstanding 3.25% Notes Tender/Exchange Offer; and (2) after the expiration of 40 business days from the commencement of the Outstanding 3.25% Notes Tender/Exchange Offer if the Company has not accepted the Outstanding 3.25% Notes for purchase or exchange as of that date.

For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal or a properly transmitted agent’s message must: (a) be received by the exchange agent at the address set forth on the front cover of this Letter of Transmittal prior to the applicable withdrawal deadline; (b) specify the name of the holder of the Outstanding 3.25% Notes to be withdrawn; (c) specify the number of the account at DTC from which the Outstanding 3.25% Notes were tendered and the aggregate principal amount withdrawn; and (d) be signed by the holder of the Outstanding 3.25% Notes in the same manner as the original signature on this Letter of Transmittal or be accompanied by documents of transfer sufficient to have the trustee for the Outstanding 3.25% Notes register the transfer of the Outstanding 3.25% Notes into the name of the person withdrawing the Outstanding 3.25% Notes. If the Outstanding 3.25% Notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon receipt by the exchange agent of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of Outstanding 3.25% Notes can only be accomplished in accordance with the foregoing procedures.

The Company will reasonably determine all questions as to the validity, form and eligibility, including time of receipt or of notices of withdrawal in its reasonable discretion. The Company’s determination will be final and binding on all parties, absent manifest error and subject to any rights to challenge such determination in a court of competent jurisdiction. Any Outstanding 3.25% Notes so withdrawn, will be deemed not to have been validly tendered for purposes of the Outstanding 3.25% Notes Tender/Exchange Offer. Any Outstanding 3.25% Notes withdrawn will be promptly credited to an account maintained with DTC for the Outstanding 3.25% Notes. Withdrawing holders may later tender any properly withdrawn Outstanding 3.25% Notes by following the procedures described in the Prospectus under “The Tender/Exchange Offers — Procedures for Tender” at any time on or before the Expiration Date.

7. Transfer Taxes. The Company will pay or cause to be paid all transfer taxes, if any, applicable to the tender of the Outstanding 3.25% Notes in the Outstanding 3.25% Notes Tender/Exchange Offer. If transfer taxes are imposed for any other reason, such as, for example, if the box entitled “Special Issuance or Payment Instructions” has been completed, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder.

8. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Outstanding 3.25% Notes will be determined by the Company, in its reasonable discretion, which determination shall be final and binding, absent manifest error and subject to any rights to challenge such determination in a court of competent jurisdiction. Alternative, conditional or contingent tenders of Outstanding 3.25% Notes will not be considered valid. The Company reserves the right to reasonably reject any or all tenders of Outstanding 3.25% Notes that are not in proper form or the acceptance of which would, in the judgment of our counsel, be unlawful. Subject to the Company’s contractual agreements, the Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding 3.25% Notes. The Company’s reasonable interpretations of the terms and conditions of the Prospectus (including the instructions in this Letter of Transmittal) will be final and binding, absent manifest error and subject to any rights to challenge such determination in a court of competent jurisdiction. Any defect or irregularity in connection with tenders of Outstanding 3.25% Notes must be cured within such time as the Company reasonably determines, unless waived by the Company. Tenders of Outstanding 3.25% Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the exchange agent, the information agent, the dealer manager, DTC nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Outstanding 3.25% Notes, or will incur any liability to holders for failure to give such notice.

9. Waiver of Conditions. To the extent permitted by applicable law and subject to the Company’s contractual agreements, the Company reserves the right, where possible, to waive, in its discretion, any and all conditions to Outstanding 3.25% Notes Tender/Exchange Offer and accept for exchange or purchase any Outstanding 3.25% Notes tendered.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the Prospectus and this Letter of Transmittal and other related documents and relating to the procedure for tendering, may be directed to the exchange agent/information agent at the address and telephone number set forth on the front cover of this Letter of Transmittal.

11. Important Tax Information. NOTICE: TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF TAX MATTERS SET FORTH IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN BY US TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current U.S. federal income tax law, a portion of any payments on the New Notes (or payments made pursuant to the Outstanding 3.25% Notes Tender Offer) made to certain holders (or other payees) may be subject to backup federal income tax withholding. To avoid such backup withholding, each tendering holder (or other payee) must provide the exchange agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed Form W-9. In general, for an individual, the TIN is such individual’s social security number. If the exchange agent is not provided with the correct TIN, the holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the exchange agent is provided with a TIN. For further information concerning backup withholding and instructions for completing

Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Form W-9 if Outstanding 3.25% Notes are held in more than one name), consult the enclosed Form W-9.

Certain persons (including, among others, certain foreign persons) are not subject to these backup withholding and information reporting requirements. Exempt persons should indicate their exempt status on Form W-9. However, tendering holders (or other payees) that are exempt foreign persons should not complete the enclosed Form W-9. Instead, to satisfy the exchange agent that a foreign person qualifies as an exempt recipient, he or she must submit an IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to his or her exempt status. These forms can be obtained from the exchange agent.

A person’s failure to complete the Form W-9 (or Form W-8BEN or other form where applicable) will not, by itself, cause such person’s Outstanding 3.25% Notes to be deemed invalidly tendered, but may result in withholding of a portion of certain payments on the New Notes (or payments made pursuant to the Outstanding 3.25% Tender Offer) made to such person. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of U.S. federal income tax withheld. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained from the IRS provided that the required information is timely furnished to the IRS. NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 (OR FORM W-8BEN OR OTHER FORM WHERE APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT: This Letter of Transmittal and an agent’s message, together with a confirmation of book-entry transfer of tendered Outstanding 3.25% Notes, with any required signature guarantees and all other required documents, must be received by the exchange agent on or prior to the Expiration Date.

The information agent for the Outstanding 3.25% Notes Tender/Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street

22nd Floor

New York, New York 10005

Banks and brokers call: (212) 269-5550

All others call toll-free: (800) 758-5880

The dealer manager for the Outstanding 3.25% Notes Tender/Exchange Offer is:

Houlihan Lokey

245 Park Avenue

New York, New York 10167

Call collect: (212) 497-7864